Exhibit 16

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Mark A. Barnard Mark A. Barnard	Trustee	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Thomas W. Brock Thomas W. Brock	Trustee	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Michael Clement Michael Clement	Trustee	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Donald E. Foley Donald E. Foley	Trustee	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Patricia M. Haverland Patricia M. Haverland	Trustee	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee and Chief Executive Officer	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ H. Thomas McMeekin H. Thomas McMeekin	Trustee	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Jeffery S. Perry Jeffery S. Perry	Trustee	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gary S. Schpero Gary S. Schpero	Trustee and Chairman of the Board	July 18, 2023

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kathleen Stephansen Kathleen Stephansen	Trustee	July 18, 2023

POWER OF ATTORNEY

The undersigned Officer of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Shane Daly, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganization of (1) EQ/Core Plus Bond Portfolio, a series of EQ Premier VIP Trust (“VIP Trust”), into EQ/Core Plus Bond Portfolio, a series of the Trust; (2) EQ/Conservative Allocation Portfolio, a series of VIP Trust, into EQ/Conservative Allocation Portfolio, a series of the Trust; (3) EQ/Conservative-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Conservative-Plus Allocation Portfolio, a series of the Trust; (4) EQ/Moderate Allocation Portfolio, a series of VIP Trust, into EQ/Moderate Allocation Portfolio, a series of the Trust; (5) EQ/Moderate-Plus Allocation Portfolio, a series of VIP Trust, into EQ/Moderate-Plus Allocation Portfolio, a series of the Trust; (6) EQ/Aggressive Allocation Portfolio, a series of VIP Trust, into EQ/Aggressive Allocation Portfolio, a series of the Trust; (7) Target 2015 Allocation Portfolio, a series of VIP Trust, into Target 2015 Allocation Portfolio, a series of the Trust; (8) Target 2025 Allocation Portfolio, a series of VIP Trust, into Target 2025 Allocation Portfolio, a series of the Trust; (9) Target 2035 Allocation Portfolio, a series of VIP Trust, into Target 2035 Allocation Portfolio, a series of the Trust; (10) Target 2045 Allocation Portfolio, a series of VIP Trust, into Target 2045 Allocation Portfolio, a series of the Trust; and (11) Target 2055 Allocation Portfolio, a series of VIP Trust, into Target 2055 Allocation Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of the Trust, and/or classes thereof, and the proxy solicitation of shareholders of EQ/Core Plus Bond Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, EQ/Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio, each a series of VIP Trust; and without limitation of the foregoing, the power and authority to sign said Officer’s name on his or her behalf, and said Officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Officer might or could do personally in his or her capacity as aforesaid and said Officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian Walsh Brian Walsh	Treasurer and Chief Financial Officer (Chief Accounting Officer)	July 18, 2023